Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST

Supplement dated August 13, 2009, to the Prospectuses dated July 1, 2009

At its August 12, 2009 meeting, the Wells Fargo Funds Trust Board of Trustees (the “Board”) unanimously approved a change to the fundamental investment policy of the Wells Fargo Advantage California Tax-Free Money Market Fund and Wells Fargo Advantage California Tax-Free Money Market Trust (each a “Fund”). The current fundamental investment policy for each Fund limits the amount that each Fund may invest in municipal obligations with income that is subject to the federal alternative minimum tax (“AMT”) to 20% of its net assets, plus investment borrowings. The Board approved changing each Fund’s current fundamental investment policy to permit each Fund to invest any amount of its assets in municipal obligations with income that is subject to federal AMT (the “New Fundamental Investment Policy”).

The shareholders of each Fund also must approve the New Fundamental Investment Policy. The Board has called a special meeting of each Fund’s shareholders that is scheduled to be held on November 9, 2009. At the special shareholder meeting, shareholders of each Fund will be asked to consider and vote on the New Fundamental Investment Policy. Shareholders as of August 7, 2009, the record date, will receive proxy materials seeking approval of this change. Shareholders who purchased shares after August 7, 2009, will not be entitled to vote on the New Fundamental Investment Policy, but may request a copy of the proxy materials.

In connection with approving the New Fundamental Investment Policy, the Board also adopted changes to each Fund’s name, investment objective, principal investments and principal investment strategies. While shareholder approval is not required to make these changes, the implementation of these changes is contingent on shareholder approval of the New Fundamental Investment Policy. Additional information about these changes will be included in the proxy materials.

MMR089/P1201SP